Press Release

                      Dialysis Corporation of America
                                    Reports
                          Second Quarter 2008 Results

Linthicum, Maryland, Wednesday, August 6, 2008 - Dialysis Corporation of America (NASDAQ-DCAI) announced its financial results for the second quarter of 2008. Operating revenues for the second quarter were $20,836,000 compared to $18,485,000 for the same period last year, a 13% increase, and $41,321,000 for the first half of 2008 compared to $35,376,000 for the same period last year, a 17% increase. Net income for the quarter was $663,000 or $.07 per share ($.07 diluted per share) compared to $753,000 or $.08 per share ($.08 diluted per share) for the same period last year, and $1,112,000 or $.12 per share ($.12 diluted per share) for the first half of 2008 compared to $1,136,000 or $.12 per share ($.12 diluted per share) for the same period last year.

Stephen Everett, President and Chief Executive Officer, commented, "With the exception of a few non-recurring expense items during the quarter, our financial performance was on target with company expectations. Additionally, DCA's clinical quality results continue to rank well above industry averages, which is a critical component of both our short and long term goals. Our company's technical and financial infrastructure continues to build with the recent addition of a clinical reporting software system, which will be deployed throughout the organization over the next couple of years. Finally, I am pleased to announce that our new center in Camp Hill Pennsylvania was certified by Medicare earlier this week and is in the process of bringing new patients into our system. We anticipate this center to be treating approximately 75 patients within its first full year of operation."

Financial results included: (i) a non-recurring reserve of $375,000 for patients with terminated benefits, reimbursement rates less than anticipated, and non-collectable receivables from a patient; (ii) pre-tax costs associated with the opening of new centers of $62,000 for the second quarter of 2008 compared to $112,000 for the same period last year, and $238,000 for the first half of 2008 compared to $318,000 for the same period last year; and
(iii) non-cash stock and option compensation expense of $82,000 for the second quarter of 2008 compared to $88,000 for the same period last year and $156,000 for the first half of 2008 compared to $201,000 for the same period last year.

Dialysis Corporation of America will be hosting a conference call in conjunction with its earnings release for the second quarter of 2008.
The conference call will be held on Thursday, August 7, 2008 at 10:00 a.m. EDT. The call is accessible either by dialing 1-800-930-7709 (enter pass-code 4743188), or by simulcast on the internet at http://www.investorcalendar.com/IC/CEPage.asp?ID=132142. Participants may
be asked to provide the title of the conference call, which is "Dialysis
Corporation of America 2nd Quarter Earnings."   A replay of the conference
call will be available on the company's website, www.dialysiscorporation.com, for a period of thirty days following the conference call.

Dialysis Corporation of America currently owns 36 free-standing operating kidney hemodialysis centers in Georgia, Maryland, New Jersey, Ohio, Pennsylvania, South Carolina and Virginia providing patients with a full range of quality in-center and at-home dialysis services, as well as providing in-hospital services.

This release contains forward-looking statements that are subject to risks and uncertainties that could affect the business and prospects of the company and cause actual results and plans to differ materially from those anticipated. Those factors include, but are not limited to, maintaining continued growth and profitability, delays beyond the company's control with respect to future business events, the highly competitive environment in the establishment and operation of dialysis centers, the ability to develop or acquire additional dialysis facilities, whether patient bases of the company's dialysis facilities can mature to provide profitability, the extensive regulation of dialysis operations, government rate determination for Medicare reimbursement, pricing pressure from private payers, and other risks detailed in the company's filings with the SEC, particularly as described in the company's annual report on Form 10-K for the fiscal year ended December 31, 2007. The historical results contained in this press release are not necessarily indicative of future performance of the company.

The company's press releases, corporate profile, corporate governance materials, quarterly and current reports, and other filings with the SEC are available on Dialysis Corporation of America's internet home page: http://www.dialysiscorporation.com.

CONTACT: For additional information, you may contact Stephen Everett, President and CEO of Dialysis Corporation of America, 1302 Concourse Drive, Suite 204, Linthicum, MD 21090; Telephone No. (410) 694-0500


                DIALYSIS CORPORATION OF AMERICA AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                                   (UNAUDITED)

                                              Three Months Ended          Six Months Ended
                                                    June 30,                   June 30,
                                               -----------------          ------------------
                                               2008         2007           2008         2007
                                               ----         ----           ----         ----
Operating revenues:
  Sales:
   Medical services revenue                $20,519,222   $18,117,808   $40,714,224   $34,714,715
   Product sales                               317,017       300,531       607,103       531,591
                                           -----------   -----------   -----------   -----------
          Total sales revenues              20,836,239    18,418,339    41,321,327    35,246,306
  Other income                                     ---        66,849           ---       129,409
                                           -----------   -----------   -----------   -----------
                                            20,836,239    18,485,188    41,321,327    35,375,715
                                           -----------   -----------   -----------   -----------

Operating costs and expenses:
  Cost of sales revenues:
   Cost of medical services                 12,661,921    10,894,244    25,019,706    21,296,708
   Cost of product sales                       173,746       182,244       334,481       325,705
                                           -----------   -----------   -----------   -----------
          Total cost of sales revenues      12,835,667    11,076,488    25,354,187    21,622,413
  Selling, general and administrative
       expenses:
   Corporate                                 2,449,491     1,893,397     4,838,035     3,541,920
   Facility                                  2,996,083     2,862,590     6,078,242     5,592,913
                                           -----------   -----------   -----------   -----------
          Total                              5,445,574     4,755,987    10,916,277     9,134,833
  Stock compensation expense                    81,884        87,505       156,485       201,475
  Depreciation and amortization                678,831       655,226     1,341,403     1,290,962
  Provision for doubtful accounts              649,113       353,083     1,079,143       709,180
                                           -----------   -----------   -----------   -----------
                                            19,691,069    16,928,289    38,847,495    32,958,863
                                           -----------   -----------   -----------   -----------

Operating income                             1,145,170     1,556,899     2,473,832     2,416,852

Other income (expense), net                     12,857       (27,981)      (29,210)      (37,208)
                                           -----------   -----------   -----------   -----------

Income before income taxes and
       minority interest                     1,158,027     1,528,918     2,444,622     2,379,644

Income tax provision                           305,170       520,649       684,908       866,421
                                           -----------   -----------   -----------   -----------

Income before minority interest                852,857     1,008,269     1,759,714     1,513,223

Minority interest in income
       of consolidated subsidiaries           (190,198)     (255,142)     (648,143)     (376,876)
                                           -----------   -----------   -----------   -----------
          Net income                        $  662,659    $  753,127   $ 1,111,571   $ 1,136,347
                                            ==========    ==========   ===========   ===========

Earnings per share:
  Basic                                       $.07           $.08          $.12          $.12
                                              ====           ====          ====          ====
  Diluted                                     $.07           $.08          $.12          $.12
                                              ====           ====          ====          ====

Weighted average shares outstanding:
  Basic                                      9,579,766     9,573,244     9,579,931     9,572,178
                                             =========     =========     =========     =========
  Diluted                                    9,613,663     9,611,096     9,614,819     9,611,599
                                             =========     =========     =========     =========

               DIALYSIS CORPORATION OF AMERICA AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS
                                  (UNAUDITED)

                                                    June 30,     December 31,
                                                                   2008            2007
                                                                 --------     ------------
                       ASSETS
Current assets:
  Cash and cash equivalents                                    $ 3,692,475      $ 2,447,820
  Accounts receivable, net                                      20,951,827       20,159,926
  Inventories, net                                               2,457,504        2,006,661
  Deferred income tax asset                                        998,000          998,000
  Other current assets                                           2,412,264        3,313,406
                                                               -----------      -----------
          Total current assets                                  30,512,070       28,925,813
                                                               -----------      -----------

Property and equipment                                          30,573,834       28,766,423
  Less accumulated depreciation and amortization                13,337,405       12,264,029
                                                               -----------      -----------
                                                                17,236,429       16,502,394
                                                               -----------      -----------

Goodwill                                                        10,549,501        8,576,893
Other assets                                                       681,580          841,092
                                                               -----------      -----------
          Total other assets                                    11,231,081        9,417,985
                                                               -----------      -----------
                                                               $58,979,580      $54,846,192
                                                               ===========      ===========

       LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable and accrued expenses                        $10,203,537      $10,224,199
  Income taxes payable                                                 ---           33,297
  Current portion of long-term debt                                 67,000           56,000
  Acquisition liabilities                                        1,323,020              ---
                                                               -----------      -----------
          Total current liabilities                             11,593,557       10,313,496


Deferred income taxes                                              574,000          574,000
Long-term debt, less current portion                             7,820,156        7,009,419
                                                               -----------      -----------
          Total liabilities                                     19,987,713       17,896,915
                                                               -----------      -----------

Minority interest in subsidiaries                                5,645,317        4,942,797

Commitments and Contingencies

Stockholders' equity:
  Common stock                                                      95,797           95,736
  Additional paid-in capital                                    15,816,220       15,587,782
  Retained earnings                                             17,434,533       16,322,962
                                                               -----------      -----------
          Total stockholders' equity                            33,346,550       32,006,480
                                                               -----------      -----------
                                                               $58,979,580      $54,846,192
                                                               ===========      ===========

                  DIALYSIS CORPORATION OF AMERICA AND SUBSIDIARIES

                           SUPPLEMENTAL OPERATING DATA
                                   (Unaudited)

                                          Three Months Ended June 30,
                                          ---------------------------    Period-to-Period
                                          2008                  2007          Change %
                                          ----                  ----          --------
Operating data:
Treatments:
  Consolidated                           68,021               60,235            12.9%
  Managed                                   ---                2,771          (100.0)%
                                         ------               ------
Total treatments                         68,021               63,006             8.0%


Patient revenue per treatment            $301.66              $300.79             .3%
Same center growth data:
  Same center treatment growth              5%                   5%
  Same center revenue per treatment
        change                             (1)%                  4%

  Same center patient revenue growth        4%                   9%


                                          Six Months Ended June 30,
                                          --------------------------     Period-to-Period
                                          2008                  2007          Change %
                                          ----                  ----          --------
Operating data:
Treatments:
  Consolidated                           133,342              117,082           13.9%
  Managed                                    ---                5,461         (100.0)%
                                         -------              -------
Total treatments                         133,342              122,543            8.8%


Patient revenue per treatment            $305.34              $296.50            3.0%

Same center growth data:
  Same center treatment growth              6%                   7%
  Same center revenue per treatment
        change                              2%                   1%
  Same center patient revenue growth        8%                   9%


                                       2nd Quarter          1st Quarter
                                           2008                 2008
                                           ----                 ----
Key clinical metrics:
  Treatment adequacy (% of pts with
        Kt/V greater than 1.2)              96%                  96%
  Anemia management (% of pts with
        Hgb greater than 11)                82%                  80%

  Venous access (% of pts with AVF)         55%
                  55%



                                 - end -